SEC Reference 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report of eMedia Group, Inc., a Nevada corporation (the “Company”), on Form 10-K/A for the fiscal year ending December 31, 2015, as filed with the Securities and Exchange Commission (the “Report”), I, Henrik Schaumann Jorgensen, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350), that to my knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Henrik Schaumann Jorgensen
Henrik Schaumann Jorgensen
Principal Executive Officer Principal Financial Officer
Date: August 18, 2016